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                                                                   EXHIBIT 99.10

                                    FORM OF
                            NONCOMPETITION AGREEMENT

         This Noncompetition Agreement (this "Agreement") is made by and between NetScreen Technologies, Inc., a Delaware corporation ("Acquirer"), and ___________ ("Stockholder") on the Effective Date (as defined below) and binds the parties to the terms and provisions hereof as of such date.

                                    Recitals

         This Agreement is contingent upon and is entered into in connection with an Agreement and Plan of Merger, dated as of August 22, 2002 (the "Merger Agreement"), by and among Acquirer, Tango Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Acquirer ("Merger Sub"), and OneSecure, Inc., a Delaware corporation (the "Company"), pursuant to which Merger Sub is to merge with the Company (the "Merger"). This Agreement shall become effective only upon, the Effective Time, as set forth in the Merger Agreement (the "Effective Date"). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Merger Agreement. This Agreement shall be null and void if the Merger Agreement is terminated in accordance with its terms.

         Stockholder has been one of a very select group of key and senior management Stockholders of the Company and is a founder and significant owner of outstanding capital stock and/or an option to purchase shares of capital stock of the Company. The parties hereto recognize that Stockholder has unique knowledge and experience regarding the Company's business, and Acquirer and the Company desire to be assured that confidential information pertaining to the Company's business and the goodwill of the Company will be preserved and protected and will inure to the benefit of Acquirer. Stockholder acknowledges that the promises and restrictive covenants that Stockholder is providing in this Agreement are reasonable and necessary to the protection of Acquirer's and the Company's business and Acquirer's legitimate interests in acquiring the Company pursuant to the Merger Agreement. Stockholder acknowledges that, in connection with the acquisition of the Company and the employment of Stockholder by Acquirer or the Company, he is receiving substantial capital stock equity and other benefits for the consummation of the Merger, which benefits constitute adequate consideration for the covenants in this Agreement.

         Stockholder understands and acknowledges that as an inducement for, and a material condition to, the Merger, Stockholder is entering into this Agreement and agrees and approves to the terms and conditions set forth herein.

             Now, Therefore, in consideration of the foregoing recitals and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

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         1.   Noncompetition.

              (a) Except as provided below, during the period commencing on the Effective Date and ending on the later to occur of: (i) two years from the Effective Date and (ii) one year from the date that Stockholder's employment with Acquirer terminates (the "Restrictive Period"), Stockholder shall nor, in any county, state, country or other jurisdiction in which Acquirer or the Company do business as of the Effective Date:

                   (i) directly or indirectly, alone or with others, engage in the business of providing services which are, at the Effective Date, Directly Competitive (as defined below);

                   (ii) be or become an officer, director, stockholder, owner, corporate affiliate, salesperson, co-owner, partner, trustee, promoter, founder, technician, engineer, analyst, Stockholder, agent, representative, supplier, investor or lender, compensated consultant, advisor or manager of or to, or otherwise acquire or hold any interest in or otherwise engage in the providing of services to, any person or entity that engages in a business that is Directly Competitive; or

                   (iii) permit Stockholder's name to be used in connection with a business that is Directly Competitive;

provided, however, that nothing in this Section 1 shall prevent Stockholder from owning as a passive investment less than 1% of the outstanding shares of the capital stock of a publicly-held corporation if Stockholder is not otherwise associated directly or indirectly with such corporation or any affiliate of such corporation or from owning less than a 1% interest in a venture capital fund.

              For purposes of this Agreement, "Directly Competitive" means engaging in providing (i) products, services or technology that compete with the Company's products, services or technology as described in any price list, business plan, or product development plan or proposal of the Company in existence as of the Effective Date; and (ii) products, services or technology that compete with Acquirer's products, services or technology as described in any price list, business plan, or product development plan or proposal of Acquirer in existence at any time during Stockholder's employment with Acquirer that incorporates in whole or in material part any products, services or technology of the Company.

              The Restrictive Period will not be terminated as a result of Stockholder's termination of employment hereunder for any reason, including a termination without cause.

              (b) Stockholder agrees to, and agrees that Acquirer may, inform any person or entity for whom Stockholder performs services during the Restricted Period of Stockholder's obligations under Sections 1 and 2.

         2.   Nonsolicitation.

         Stockholder further agrees that during the Restricted Period:

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              (a)  Stockholder will not directly or indirectly solicit or attempt to solicit away employees or consultants of Acquirer or the Company for Stockholder's own benefit or for the benefit of any other person or entity; and

              (b) Stockholder will not directly or indirectly interfere with or take away or attempt to take away suppliers or customers of Acquirer or the Company.

         3.   Miscellaneous.

              (a) Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile, sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile, five days after mailing if sent by mail, and one day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 3(a):

If to Acquirer               NetScreen Technologies, Inc.
                             350 Oakmead Parkway
                             Sunnyvale, CA 94085
                             Attn: President
                             Fax Number: (408) 730-6760

with a copy to:              Fenwick & West LLP
                             275 Battery Street, Suite 1500
                             San Francisco, CA 94111
                             Attention: Douglas N. Cogen
                             Fax Number: 415-875-2300

If to Stockholder:

with a copy to
Stockholder's counsel:               _________________
                             _________________

              (b) Amendments. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

              (c) Successors and Assigns. This Agreement will not be assignable by either Stockholder or Acquirer, except that the rights and obligations of Acquirer under this Agreement may be assigned to a corporation which becomes the successor to Acquirer as the result of a merger or other corporate reorganization and which continues the business of Acquirer, or any other parent or subsidiary of Acquirer, provided that Acquirer guarantees the performance by such assignee of Acquirer's obligations hereunder.

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          (d)  Governing Law. This Agreement will be governed by and interpreted according to the substantive laws of the California without regard to such state's conflicts laws.

          (e) No Waiver. No failure on the part of Acquirer of Stockholder to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Acquirer or Stockholder in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Acquirer nor Stockholder shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          (f) Severability. Stockholder and Acquirer recognize that the limitations contained herein are reasonably and properly required for the adequate protection of the interests of Acquirer. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that a court of competent jurisdiction is authorized to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the maximum extent possible, the business purposes and intent of such unenforceable provisions.

          (g) Counterparts. This Agreement may be executed in counterparts which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

          (h) Specific Performance; Remedies. Stockholder agrees that in the event of any breach or threatened breach by Stockholder of any covenant, obligation or other provision contained in this agreement, Acquirer shall be entitled (in addition to any other remedy that may be available), to the extent permitted by applicable law, to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant, obligation or other provision and (b) an injunction restraining such breach or threatened breach. The rights and remedies of Acquirer hereunder are not exclusive of a limited by any other rights or remedies which Acquirer may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Acquirer hereunder, and the obligations and liabilities of Stockholder hereunder, are in addition to their respective rights, remedies, obligations and liabilities under the law of unfair competition, misappropriation of trade secrets and the like. This Agreement does not limit Stockholder's obligations or the rights of Acquirer (or any affiliate of Acquirer) under the terms of (a) the Confidential Information and Inventions Agreement between Stockholder and Acquirer; or (b) the terms of any other agreement between Stockholder and Acquirer or between Stockholder and the Company. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party to

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this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

          (i) Arbitration. (i) At the option of either party, any and all disputes or controversies, whether of law or in equity, and of any nature whatsoever arising from or respecting this Agreement, unless otherwise expressly provided herein, shall be decided by binding arbitration before a single arbitrator in accordance with the Voluntary Labor Arbitration Rules of the American Arbitration Association ("AAA") or its successor.

               (ii) The arbitrator shall be selected as follows: In the event Acquirer and Stockholder agree on one arbitrator, the arbitration shall be conducted by such arbitrator. In the event Acquirer and Stockholder do not agree on one arbitrator, Acquirer and Stockholder shall each select one independent, qualified arbitrator and these two arbitrators shall select the arbitrator who shall decide such dispute. Acquirer reserves the right to reject any individual arbitrator who shall be employed by or affiliated with a competing organization.

               (iii) Arbitration shall take place at the AAA office in San Jose, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in secrecy. In such case, all documents, testimony and records shall be received, heard and maintained by the arbitrator in secrecy under seal, available for inspection only by Acquirer and Stockholder and their respective attorneys and experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrator shall be able to decree any and all relief of any equitable nature, including, but not limited to, such relief as a temporary restraining order, a temporary or a permanent injunction, or both, and shall also be able to award damages (with or without an accounting), costs and reasonable attorney's fees. The decree or judgment of an award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

               (iv) Reasonable notice of the time and place of arbitration shall be give to all persons, other than the parties, as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and participate in all the arbitration hearings to the extent and in such manner as the law shall require.


          (j) Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

          (k) Entire Agreement. This Agreement, the exhibits attached hereto, relevant option agreements and the Merger Agreement constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of trade inconsistent with any of the terms hereof. This Agreement will be binding upon Stockholder and Stockholder's representatives, executors, administrators, estate, heirs, successors and assigns, and will inure to the benefit of Acquirer and its successors and assigns. The parties agree that this Agreement

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shall nor be interpreted against either party solely because this Agreement was drafted by attorneys for Acquirer.

          (l) Employment Not Inconsistent with Other Duties. Stockholder represents that his/her employment is not in violation of or inconsistent with any agreement or duties to any person or entity, including any previous employer or other person or entity with whom Stockholder has or has had a business, consulting or other service relationship.

          (m) Further Assurances. Stockholder, at the reasonable request of Acquirer, shall execute and/or cause to be delivered to Acquirer such other assignments, transfers, conveyances, and other instruments and documents and shall take such other actions as may be reasonably necessary or desirable to effectuate the intent and purposes of this Agreement.

                  [Remainder of Page Intentionally Left Blank]

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     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

NETSCREEN TECHNOLOGIES, INC.

By:  ____________________________
Name: ___________________________
Title: __________________________


STOCKHOLDER

By:  ____________________________
Name: ___________________________
Title: __________________________

                  [Signature Page to Noncompetition Agreement]